UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                  -----------------------------------

                                FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):

                           November 2, 2006


	                HARRIS & HARRIS GROUP, INC.
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          (Exact name of registrant as specified in its charter)



	New York	            0-11576			13-3119827
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(State or other jurisdiction 	 (Commission File Number)    (I.R.S. Employer
of incorporation)					   Identification No.)



                                111 West 57th Street
	                       New York, New York  10019
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               (Address of principal executive offices and zip code)


     Registrant's telephone number, including area code: (212) 582-0900

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Item 5.02  Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers


CEO Succession


On November 2, 2006, the Company's Board of Directors, pursuant to its long-term plans for succession to the Chairman/CEO position, announced that pursuant to the Company's mandatory retirement policy for senior executives and to the Company's policy that requires that employee directors resign from the Board when they leave the employ of the Company, upon the previously disclosed mandatory retirement of Charles E. Harris on December 31, 2008,
Douglas W. Jamison, currently the Company's President,
Chief Operating Officer and Chief Financial Officer, will succeed Mr. Harris as Chairman and Chief Executive Officer.
Until December 31, 2008, Mr. Harris will continue to serve as Chairman and Chief Executive Officer.

Mr. Jamison, 36, has served as President, Chief Operating
Officer , and Chief Financial Officer since January 1,
2005, Treasurer since March 2005, Managing Director since
2004 and Vice President from September 2002 through
December 2004.  Since January 2005, he is President and a
Director of Harris & Harris Enterprises, Inc., a wholly owned subsidiary of the Company. He is a Director of Chlorogen, Inc., Evolved Nanomaterial Sciences, Inc., NanoOpto Corporation and of Nextreme Thermal Solutions, Inc., privately held nanotechnology-enabled companies in which we have an investment. He is Co-Editor-in-Chief of "Nanotechnology
Law & Business."  He is Co-Chair of the Advisory Board,
Converging Technology Bar Association, a member of the University of Pennsylvania Nano-Bio Interface Ethics
Advisory Board and a member of the Advisory Board, Massachusetts Technology Collaborative Nanotechnology
Venture Forum. His professional societies include the Association of University Technology Managers, for which he serves on the Survey Statistics and Metrics Committee.
Prior to joining us, from 1997 to 2002, he worked as a senior technology manager at the University of Utah Technology Transfer Office, where he managed intellectual property in physics, chemistry and the engineering sciences. He was graduated from Dartmouth
College (B.A.) and the University of Utah (M.S.).

There was no prior arrangement or understanding between Mr.
Jamison and any other person pursuant to which Mr. Jamison would be selected as an officer or director of the Company.
Mr. Jamison does not have any direct or indirect material interest in any existing or proposed transaction to which the Company is or may become a party.


Appointment of Lead Independent Director

On November 2, 2006, the Board of Directors of the Company appointed Dugald A. Fletcher as Lead Independent Director.
Mr. Fletcher, 77, has served as a member of our Board of Directors since 1996. He has served as President of Fletcher & Company, Inc., a management consulting firm since 1984. Until the end of 1997, he was Chairman of Binnings Building Products Company, Inc. His previous business appointments include: adviser to

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Gabelli/Rosenthal LP, a leveraged buyout fund since 1988;
Chairman of Keller Industries, building and consumer products; Senior Vice President of Booz-Allen & Hamilton;
President of Booz-Allen Acquisition Services; Executive
Vice President and a Director of Paine Webber, Inc.; and
President of Baker, Weeks and Co., Inc., a New York Stock
Exchange member firm. He is currently a Trustee of the Gabelli Growth Fund and a Director of the Gabelli
Convertible and Income Securities Fund, Inc. He was graduated from Harvard College and Harvard Business School
(M.B.A.).


Election of New Board Member

On November 2, 2006, the Company's Board of Directors, upon recommendation by its Nominating Committee, elected Mr. W.
Dillaway Ayres to serve as a Director of the Company effective November 2, 2006 until the 2007 annual meeting of shareholders. In connection with the election of Mr.
Ayres, the Board increased the number of directors from 10 to 11, with Mr. Ayres filling the vacancy created thereby.
There is no arrangement or understanding between Mr. Ayres and any other person pursuant to which Mr. Ayres was selected as a director of the Company. Mr. Ayres does not have any direct or indirect material interest in any existing or proposed transaction to which the Company is or may become a party.

Mr. Ayres, age 55, has been the Chief Operating Officer of
Cold Spring Harbor Laboratory, a research and educational institution in the biological sciences, since November of 2000. Prior to joining Cold Spring Harbor Laboratory in
1998, Mr. Ayres had a 20-year business career during which he worked as corporate executive, investment banker and entrepreneur. In 1996, he co-founded Business & Trade
Network, Inc., a business-to-business, venture capital-backed Internet company. Prior to that he worked for five years as a Managing Director of Veronis, Suhler &
Associates, a boutique investment banking firm in New York specializing in the media/communications industry. While there, he focused on investing the firm's private equity fund. Mr. Ayres spent much of the 1980's as an executive of Capital Cities/ABC where he rose to the position of Vice
President, Corporate Planning. From 1976 to 1982, he held managerial positions at American Express and Union Carbide, also in New York. Mr. Ayres was graduated from Princeton
University in 1973 with a B.A. degree in English and from Columbia University Graduate School of Business in 1975 with an M.B.A. in Finance.


Compensation Arrangements

In 2006, each non-employee Director received the following amounts for serving as a Director (i) $750 a month, and
(ii) $1,500 for each meeting of the Board of Directors or committee meeting attended. On November 2, 2006, the Compensation Committee of the Board of Directors resolved to increase the monthly retainer of each non-employee
Director committee chairman by $250 a month, and increased the monthly retainer of the new lead independent director by $500 a month. Each Director is also entitled to reimbursement for all out-of-pocket expenses in attending each meeting of the Board of Directors of the Company and its committees.

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On November 2, 2006, the Compensation Committee of the
Company increased the base salary of Sandra M. Forman, General Counsel, Chief Compliance Officer and Director of
Human Resources to $267,403, effective January 1, 2007.

Item 5.05  Amendments to the Registrant's Code of Ethics, or
           Waiver of a Provision of the Code of Ethics.


On November 2, 2006, the Board of Directors of the Company amended the Company's Code of Ethics Pursuant to Rule 17j-1 of the Investment Company Act of 1940 (the "1940 Act") as part of its annual review. The Code of Ethics was amended to clarify certain pre-approval procedures with regard to the Company's newly adopted equity incentive plan transactions in Company stock. A copy of the amended Code of Ethics is attached as Exhibit 99 to this Form 8-K.

Item 9.	  Financial Statements and Exhibits

          (a)  Not applicable.

	  (b)  Not applicable.

	  (c)  Exhibits.



               Exhibit No.		   Description

                   99          	Code of Ethics Pursuant to Rule 17j-1






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                        SIGNATURES


Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	November 2, 2006	HARRIS & HARRIS GROUP, INC.



      				By:/s/ Charles E. Harris
				   --------------------------
				       Charles E. Harris
				       Chief Executive Officer


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                       EXHIBIT INDEX



Exhibit No.			    Description

99			Code of Ethics Pursuant to Rule 17j-1





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